                        INDEPENDENT ACCOUNTANTS' CONSENT

To the Unitholders:
America First Real Estate Investment Partners, L.P.

We consent to the use of our report included herein and to the reference to our firm under the heading "Independent Public Accountants" in the registration statement.

/s/ KPMG LLP

KPMG LLP

Omaha, Nebraska
November 5, 1999

                        INDEPENDENT ACCOUNTANTS' CONSENT

To the Partners:
Capital Source II L.P.-A

We consent to the use of our report included herein and to the references to our firm under the headings "Independent Public Accountants" and "Selected Financial Data of the Partnerships" in the registration statement.

/s/ KPMG LLP

KPMG LLP


Omaha, Nebraska
November 5, 1999

                        INDEPENDENT ACCOUNTANTS' CONSENT

To the Partners:
Capital Source L.P.

We consent to the use of our report included herein and to the references to our firm under the headings "Independent Public Accountants" and "Selected Financial Data of the Partnerships" in the registration statement.

/s/ KPMG LLP

KPMG LLP


Omaha, Nebraska
November 5, 1999

                        CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the use in this Registration Statement on Form S-4 of America First Real Estate Investment Partners, L.P. of our report dated
July 21, 1999 relating to the balance sheet of America First Capital
Source I, L.L.C. as of December 31, 1998. We also consent to the reference to us under the heading "Independent Public Accountants" in such Registration Statement.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP
November 5, 1999